SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 29, 1999
                        (Date of earliest event reported)

                          Commission File No. 333-17801






                   NORWEST INTEGRATED STRUCTURED ASSETS, INC.
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   Delaware                                             Applied For
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8200
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5.  OTHER EVENTS

                  On March 29, 1999, Norwest Integrated Structured Assets, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Asset-Backed Pass-Through Certificates, Series 1999-1, Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-R, Class II-A-1, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $219,746,547. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 29, 1999, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Asset-Backed Pass-Through Certificates, Series 1999-1, Class I-A-PO Certificates, having an aggregate initial principal balance of $56,678.60, Class II-A-PO Certificates, having an aggregate initial principal balance of $48,519.13, and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,445,831.16 (the "Private Class B Certificates" and, together with the Class I-A-PO Certificates, Class II-A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

                  As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.85% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class I-A-PO, Class II-A-PO and Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates and the Class I-A-PO and Class II-A-PO Certificates.

                  Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

                  An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-PO, Class II-A-1, Class II-A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class I-A-R Certificate will be treated as the "residual interest" in the REMIC.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                                             Description
--------------                                          ------------------------

(EX-4)                                                  Pooling  and   Servicing
                                                        Agreement,  dated  as of
                                                        March  29,  1999,  among
                                                        Norwest       Integrated
                                                        Structured Assets, Inc.,
                                                        Norwest Bank  Minnesota,
                                                        National Association and
                                                        First   Union   National
                                                        Bank, as trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NORWEST INTEGRATED STRUCTURED ASSETS, INC.

March 29, 1999


                                     -----------------------------------
                                     Alan S. McKenney
                                     Vice President




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                                INDEX TO EXHIBITS



                                                                  PAPER (P) OR
EXHIBIT NO.     DESCRIPTION                                       ELECTRONIC (E)

(EX-4)          Pooling and Servicing Agreement, dated as of           E
                March 29, 1999 among Norwest Integrated
                Structured Assets, Inc., Norwest Bank Minnesota,
                National Association and First Union National
                Bank, as trustee.